UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2008

ARK RESTAURANTS CORP.
(Exact name of registrant as specified in its charter)

Commission file number 0-14030

New York	13-3156768
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

85 Fifth Avenue New York, NY 10003
(Address of principal executive offices, with zip code)

(212) 206-8800
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

On July 22, 2008, Ark Restaurants Corp. (the “Company”) issued a press release attached hereto as Exhibit 99.1 and incorporated by reference.

Item 9.01.     Financial Statements and Exhibits

(c)	Exhibits

99.1	Copy of Press Release issued July 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARK RESTAURANT CORP.

		By:	/s/ Michael Weinstein
Chief Executive Officer

Date:	July 22, 2008

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated July 22, 2008 entitled "Ark Restaurants’ Statement Regarding Today’s Trading in its Stock".